UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 12, 2022

Ventas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.25 par value	VTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2022, Sumit Roy, President & Chief Executive Officer at Realty Income Corporation, was appointed as an independent director to the Board of Directors (the “Board”) of Ventas, Inc. (“we,” “us,” “our,” “Company” and other similar terms) effective October 1, 2022.

Mr. Roy is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Roy and any other persons pursuant to which he was selected as a director. Mr. Roy will serve on the Investment Committee of the Board. Mr. Roy will participate in the compensation arrangements for non-employee directors, including receiving an initial award of shares of restricted stock upon appointment, as described in the Company’s 2022 proxy statement filed with the U.S. Securities and Exchange Commission on March 29, 2022.

On September 12, 2022, Robert D. Reed, a director of the Company, advised the Board that he will not stand for re-election as a director of the Company at the 2023 annual meeting of stockholders. Mr. Reed currently serves as a member of the Nominating, Governance and Corporate Responsibility Committee and Investment Committee of the Board. Mr. Reed's decision not to stand for re-election did not involve any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Item 8.01 Other Events.

A copy of the press release issued by the Company on September 12, regarding the appointment of Mr. Roy to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 12, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.

Date: September 12, 2022	By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, General Counsel and Ethics and Compliance Officer